UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K/A
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Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 11, 2012
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(Exact name of registrant as specified in its charter)
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DE	000-50368	26-1631624
(State or other jurisdiction of incorporation)	Commission File Number:	(IRS Employer Identification No.)
145 Hunter Drive, Wilmington, OH 45177
(Address of principal executive offices, including zip code)
(937) 382-5591
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
This Form 8-K/A amends the Form 8-K filed by Air Transport Services Group, Inc. (the “Company”) with the U.S. Securities and Exchange Commission on May 11, 2012 (the “Original 8-K”), to correct the regional outlook for 2012 with respect to Boeing 757 and 767 aircraft deployments contained on page 17 of Exhibit 99.1. Other than the amendment to page 17 of Exhibit 99.1, no other changes are being made to the Original 8-K.
Item 2.02 Results of Operations and Financial Conditions.
On May 11, 2012, Joseph C. Hete, the President and Chief Executive Officer, Quint O. Turner, the Chief Financial Officer, and Richard F. Corrado, the Chief Commercial Officer, of Air Transport Services Group, Inc. (“ATSG”), gave a presentation at ATSG’s Annual Stockholders’ Meeting, at which they reviewed the Company’s financial results for 2011 and the first quarter of 2012, as well as the Company’s strategic focus for 2012. A copy of the presentation is enclosed herewith as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits

Exhibit No.	Description
99.1
Presentation given by Joseph C. Hete, the President and Chief Executive Officer, Quint O. Turner, the Chief Financial Officer, and Richard F. Corrado, the Chief Commercial Officer, of Air Transport Services Group, Inc., at the Company’s Annual Stockholders’ Meeting on May 11, 2012.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AIR TRANSPORT SERVICES GROUP, INC.

By:	/S/ W. JOSEPH PAYNE
W. Joseph Payne
Sr. Vice President
Corporate General Counsel & Secretary

Date:	May 11, 2012